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                                                                   EXHIBIT 10.41


                      SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT


                                       BETWEEN


                                CFI PROSERVICES, INC.


                                         AND


                 BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION
                                    MARCH 1, 1997




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                      SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT

    THIS SIXTH AMENDMENT TO BUSINESS LOAN AGREEMENT ("Amendment") is made between CFI ProServices, Inc., an Oregon corporation ("Borrower"), and Bank of America National Trust & Savings Association, successor by merger to Bank of America Oregon (including its successors and/or assigns, "Bank").

                                      BACKGROUND
                                      ----------

    A. On November 8, 1995, Bank and Borrower executed that certain Business Loan Agreement ("Original Agreement"), in which Bank agreed to lend, and Borrower agreed to borrow, a revolving line of credit in the maximum original principal sum of $5,000,000.00. Since the date of the Original Agreement, Bank and Borrower have entered into the following amendments that have changed certain terms and conditions of the Original Agreement, including but without limitation (i) increasing the maximum amount of the revolving line of credit to $7,500,000 ("Loan") and (ii) extending the maturity date of the Loan to December 31, 1997: Amendment No. 1 to Business Loan Agreement, dated as of May 17, 1996 ("First Amendment"); Amendment No. 2 to Business Loan Agreement, dated as of July 1, 1996 ("Second Amendment"); Amendment No. 3 to Business Loan Agreement, dated as of September 24, 1996 ("Third Amendment"); Amendment No. 4 to Business Loan Agreement, dated as of November 21, 1996 ("Fourth Amendment"); and Amendment No. 5 to Business Loan Agreement, dated as of December 31, 1996 ("Fifth Amendment"). The Original Agreement, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment, is hereinafter called the "Agreement".
    B. Recently, Borrower and Bank discussed extending the time period to April 1, 1997 in which the Borrower may deliver the customer borrowing plan required by the Fifth Amendment.
    C. Bank and Borrower desire to enter into this Amendment to set forth the terms and conditions on which the Loan shall be extended.

                                      AGREEMENTS
                                      ----------

    For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Bank and Borrower, the parties agree to amend the Agreement as follows:
I.  LINE OF CREDIT AMOUNT AND TERMS


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         1.   COMMITMENT.  Subsection 1.1(a) of the Agreement is hereby deleted in its entirety, and the following Subsection 1.1(a) is inserted in its place:
    (a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The "Commitment" shall be as follows: (1) for the period covering January 1, 1997 through the end of March, 1997, the amount of the line of credit shall be Seven
         Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00); and
         (2) for the period commencing April 1, 1997 and continuing through the Expiration Date, and subject to Borrower's satisfaction of the conditions precedent set forth in that certain Fifth Amendment to Business Loan Agreement, dated as of December 31, 1996 and executed by and between Bank and Borrower ("Fifth Amendment"), the amount of the line of credit shall be Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00), subject to the Borrowing Base (as defined in the Fifth Amendment).

         2. MAXIMUM AMOUNT OF THE LINE OF CREDIT. Subsection 1.1(c) of the Agreement is hereby deleted in its entirety, and the following Subsection 1.1(c) is inserted in its place:
    (c) Borrower shall not permit the outstanding principal balance of the line of credit to exceed (1) for the period covering January 1, 1997 through the end of March, 1997, Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00), and (2) for the period commencing April 1, 1997 and continuing through the Expiration Date, the lesser of (i) Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00), or (ii) the amount of the Borrowing Base.

II. REPAYMENT TERMS
         1. BORROWING BASE. The following new Subsection 1.4(d) is hereby inserted into the Agreement:
    (d) If at anytime on or after April 1, 1997, the principal amount outstanding under the line of credit exceeds the amount of the Borrowing Base, Borrower shall immediately repay, without notice from Bank, the line of credit in an amount that equals the difference between the principal amount outstanding under the line of credit, less the amount of the Borrowing Base.
III.     DISBURSEMENTS
         1. REQUESTS FOR CREDIT. Subsection 3.1 of the Agreement is hereby deleted in its entirety, and the following Subsection 3.1 is inserted in its place:
    3.1 REQUESTS FOR CREDIT. Each request for an extension of credit will be made in writing in a manner acceptable to the Bank, or by another means acceptable to the Bank, and on and after


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         April 1, 1997 shall include the current Borrowing Base Certificate (as defined in the Fifth Amendment).
IV. CONDITIONS
         1. CUSTOMER BORROWING PLAN. Subsection 4.2 of the Agreement is hereby deleted in its entirety, and the following Subsection 4.2 is inserted in its place:
    4.2 CUSTOMER BORROWING PLAN. Notwithstanding the generality of the foregoing or anything to the contrary in this Agreement, Bank shall have no obligation to extend, or to continue to extend, any credit to Borrower under this Agreement on or after April 1, 1997 if Borrower has not executed and delivered to Bank the Customer Borrowing Plan, in conformity with the Fifth Amendment.
V.  CONDITIONS PRECEDENT.
         1. PAYMENT OF FEES AND DELIVERY OF DOCUMENTS. Unless waived in writing by Bank, this Amendment shall be of no force or effect for the period commencing March 1, 1997 and extending through the end of March, 1997 until Borrower delivers to Bank a fully executed copy of this Amendment. Unless waived in writing by Bank, this Amendment shall be of no force or effect for the period commencing April 1, 1997 and continuing through the Expiration Date until Borrower delivers to Bank a fully executed copy of this Amendment and the customer borrowing plan, substantially in the form of EXHIBIT A, attached to and incorporated into the Fifth Amendment, which document shall constitute the "Customer Borrowing Plan". Bank and Borrower further agree that, between the date of this Amendment and April 1, 1997: (a) Bank, at Borrower's expense up to $5,000 in any twelve month period, shall audit Borrower's Accounts (as defined in EXHIBIT A of the Fifth Amendment); and (b) Bank and Borrower shall negotiate in good faith to set the amount of the margin used to determine the Borrowing Base (as defined in EXHIBIT A of the Fifth Amendment), but in no event shall the margin exceed 60% of Borrower's Accounts.
VI. MISCELLANEOUS.
              a. Except as expressly amended by this Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.
              b. This Amendment shall be governed by the laws of the State of Oregon.
              c. If any provision or clause of this Amendment conflicts with applicable law, such conflict shall not affect other provisions or


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    clauses hereof which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable.
              d. The captions and headings of the sections of this Amendment are for convenience only and shall not be used to interpret or define the provisions hereof.
              e. This Amendment may be signed in any number of counterparts and shall constitute an enforceable agreement when all signed counterparts are assembled together in one Amendment that is signed by all parties.

WRITTEN AGREEMENTS: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THAT BANK TO BE ENFORCEABLE.


BORROWER:                              BANK:
CFI PROSERVICES, INC.                  BANK OF AMERICA NATIONAL TRUST &
                                            SAVINGS ASSOCIATION

By:   /s/ Fred Hall                         By:
    -------------------------------              ------------------------------
Name: Fred Hall                             Name:
    -------------------------------              ------------------------------
Its: Vice President and CFO                 Its:
    -------------------------------              ------------------------------


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